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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934

        Date of Report (Date of earliest event reported): June 15, 2001

                           DANKA BUSINESS SYSTEMS PLC

             (Exact name of registrant as specified in its charter)

    England and Wales               0-20828                  98-0052869
                            (Commission File Number)        (IRS Employer
     (State or other                                     Identification No.)
     jurisdiction of
     incorporation)

             Masters House                      11201 Danka Circle North
          107 Hammersmith Road               St. Petersburg, Florida 33716

         London W14 OQH England
          (Address of principal executive offices including zip code)

              Registrant's telephone number, including area code:
                   011 44 207 603 1515 in the United Kingdom
                       727-576-6003 in the United States


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ITEM 5. OTHER EVENTS.

   This Current Report on Form 8-K is being filed to provide audited guarantor/non-guarantor financial statements in relation to the guarantees being provided by Danka Holding Company and Danka Office Imaging Company of Danka Business Systems PLC's obligations under its zero coupon senior subordinated notes due April 1, 2004. Danka Business Systems PLC is offering the senior subordinated notes pursuant to an exchange offer for its 6.75% convertible subordinated notes due April 1, 2002.

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

ITEM 7. EXHIBITS.

 Exhibit
 Number                                  Exhibit
 ------- ----------------------------------------------------------------------
 23      Consent of Independent Accountants

         Consolidated Statements of Operations--years ended March 31, 2001,
 99.1    2000 and 1999
         Consolidated Balance Sheets--March 31, 2001 and 2000
         Consolidated Statements of Cash Flows--years ended March 31, 2001,
         2000 and 1999
         Consolidated Statements of Shareholders' Equity (Deficit)--years ended
         March 31, 2001, 2000 and 1999
         Notes to the Consolidated Financial Statements--years ended March 31,
         2001, 2000 and 1999
         Independent Auditors' Report

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

                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DANKA BUSINESS SYSTEMS PLC


                                                  /s/ Keith J. Nelsen
                                          By: _________________________________
                                             Keith J. Nelsen
                                             Its: Senior Vice President and
                                              General Counsel

Dated: June 15, 2001

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